Summary Prospectus Supplement	November 22, 2022

Putnam Growth Opportunities Fund
Summary Prospectus dated November 30, 2021

Effective immediately, the following language is added to the sub-section Investments in the section Investments, risks, and performance:

The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

Effective immediately, the following language is added to the sub-section Risks in the section Investments, risks, and performance:

As a non-diversified fund, the fund may invest in fewer issuers and is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds.

331937 11/22